SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 12, 2003


                            ProAssurance Corporation
             (Exact name of registrant as specified in its charter)


       Delaware                  001-16533                  63-1261433
(State of Incorporation)     (Commission File No.)     (IRS Employer I.D. No.)



  100 Brookwood Place, Birmingham, Alabama                       35209
   (Address of Principal Executive Office)                     (Zip code)


       Registrant's telephone number, including area code: (205) 877-4400






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Item 7. Financial Statements and Exhibits

     (c) Exhibits filed with this report:

     Exhibit 99.1 Copy of registrant's press release dated May 12, 2003, publicly announcing its First Quarter 2003 financial results.

Item 9 Results of Operations and Financial Condition

     The registrant has furnished this report to disclose for Regulation FD purposes its public release of results of operations and financial condition for the quarter ended March 31, 2003. A copy of the press release, dated May 12, 2003 is included as an exhibit to this report.





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     SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 12, 2003

                                             PROASSURANCE CORPORATION


                                             By: /s/ Howard H. Friedman
                                                 -------------------------------
                                                     Howard H. Friedman
                                                     Chief Financial Officer